SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): October 29, 1999

                            RSL Communications, Ltd.
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             (Exact name of Registrant as specified in its charter)

            Bermuda                    333-25749                     N/A
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(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 Incorporation or Organization)       Identification                Number)

                                 Clarendon House
                                  Church Street
                             Hamilton HM CX Bermuda
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                    (Address of principal executive offices)

                                 (441) 295-2832
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                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS

On October 29, 1999, the Registrant issued a press release regarding its third quarter consolidated financial results. The press release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Registrant's Quarterly Report on Form 10-Q. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated October 29, 1999.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RSL COMMUNICATIONS, LTD.


Date: October 29, 1999              By /s/ Donald R. Shassian
                                       -----------------------------------------
                                    Name: Donald R. Shassian
                                    Title: Chief Operating Officer,
                                           Chief Financial Officer and Treasurer


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Exhibit Index

99.1 Press Release dated October 29, 1999.